Vehicles, net - Summary of Company's Vehicles, Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deployed vehicles	$ 93,192	$ 69,944
Undeployed vehicles	46,867	24,676
Spare parts	10,009	15,000
Less: Accumulated depreciation	(31,119)	(28,515)
Total vehicles, net	$ 118,949	$ 81,105